Certificate No. ________ For ________ Shares Issued to ____________________

Dated ____________________ , 20 ____ Receipt acknowledged ____________________

Transferred from / /20

| No. Original Certificate | No. Original Shares | No. Of Shares Transferred |
| --- | --- | --- |
| | | |

NUMBER

INCORPORATED UNDER THE LAWS OF

SHARES

THE STATE OF DELAWARE

See Legends on Reverse Side

Common Stock

# ZyVersa Therapeutics, Inc.

*COMMON STOCK, PAR VALUE*

This Certifies that ____________________ *is the owner of*

____________________ *fully paid and non-assessable Shares of the Common Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.*

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ________ day of ________ A. D. 20___*

____________________

Stephen Glover, Chief Executive Officer

____________________

## EXPLANATION OF ABBREVIATIONS

The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.

| | | | |
|---|---|---|---|
| JT TEN | As joint tenants with right of survivorship and not as tenants in common | TEN ENT | As tenants by the entireties |
| TEN COM | As tenants in common | UNIF GIFT MIN ACT | Uniform Gifts to Minors Act |
| | | CUST | Custodian for |
| | | UNIF TRANS MIN ACT | Uniform Transfers to Minors Act |

*For Value Received,* __________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________

____________________ *Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint*

____________________ *Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

*Dated* __________ *20* ___

*In presence of*

____________________ ____________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER

CERTIFICATE

FOR ** SHARES

OF

ZyVersa Therapeutics, Inc.

Issued to

Dated

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.